--------------------------------------------------------------------------------------------------------------
GROUP LONG DISTANCE, INC.                 GATEWAY AMERICAN BANK OF FLORIDA      ACCOUNT # 0111109400
1451 W. CYPRESS CK. RD, STE. 200          1451 N.W. 62ND STREET, SUITE 212      Loan Number 0111109464
FORT LAUDERDALE, FL  33309                FORT LAUDERDALE, FL  33309            Date  AUGUST 1, 1996
                                                                                Maturity Date  AUGUST 1, 1997
                                                                                Loan Amount  $50,000.00
   BORROWER'S NAME AND ADDRESS              LENDER'S NAME AND ADDRESS           Renewal of 1
"I" Includes each borrower above,   "You" means the lender, its successors       TAXPAYER ID#: 65-0213198
      joint and severally                        and assigns.
--------------------------------------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FIFTY THOUSAND AND NO/100 Dollars $50,000.00

|_| Single Advance: I will receive all of this principal sum on ______________________. No additional advances are contemplated under this note.

|X| Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On August 1, 1996 I will receive the amount of $________________ and further principal advances are contemplated.

     Conditions: The conditions for further advances are AS PER REQUEST FOR DRAW/OVERDRAFT.

     |x| Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on AUGUST 1, 1997.

     |_| Closed end Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from AUGUST 1, 1996 at the rate of 9.250% per year until FIRST CHANGE DATE.

|X|  Variable Rate: this rate may then change as stated below.

     |X| Index Rate: The future rate will be 1.000% OVER the following index rate: PRIME RATE AS QUOTED IN THE WALL STREET JOURNAL

     |_| No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     |X| Frequency and Timing: The Rate on this note may change as often as DAILY.

          A change in the interest rate will take effect ON THE SAME DAY.


     |X| Limitations: During the term of this loan, the applicable annual interest rate will not be more than 18.000% or less than 7.000%. The rate may not change more than ____________________ % each
          _____________________.

          Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     |X| The amount of each scheduled payment will change. |X| The amount of the final payment will change.

     |_|  ____________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     |_| on the same fixed or variable rate basis in effect before maturity (as indicated above).

     |X|  at a rate equal to 18.00%.

|X| LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5% OF OVERDUE PAYMENT WITH A MINIMUM OF $5.00.

|X| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |X| are not included in the principal amount above:
     $250 LOAN FEE.

PAYMENTS: I agree to pay this note as follows.

|X| Interest: I agree to pay accrued interest ON THE 1ST DAY OF EACH MONTH BEGINNING OCTOBER 1, 1996

|X|  Principal: I agree to pay the principal AUGUST 1, 1997

|_| Installments: I agree to pay this note in __________ payments. The first payment will be in the amount of $________________ and will be due _________________________. A payment of $___________________ will be due
     _________________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due
     __________________________________.

ADDITIONAL TERMS:

I/WE GIVE GATEWAY AMERICAN BANK OF FLORIDA SECURITY INTEREST IN THE FOLLOWING:
ALL OF DEBTOR'S EQUIPMENT, MACHINERY, FURNITURE AND GENERAL INTANGIBLES PER SECURITY AGREEMENT DATED AUGUST 1, 1996.

------------------------------------------------------------------
|_| SECURITY: This note is separately secured by (describe separate document by type and date):



(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)
------------------------------------------------------------------

Signature for Lender


X
 ----------------------------------------
 DEVON G. BORN, VICE PRESIDENT



-----------------------------------------

PURPOSE: The purpose of this loan is BUSINESS:
TEMPORARY WORKING CAPITAL

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING
THOSE ON PAGE 2). I have received a copy on today's date.



GROUP LONG DISTANCE, INC.


BY: /s/ Gerald M. Dunne Jr.
    -------------------------------------------
    GERALD M. DUNNE, JR.


-----------------------------------------------


-----------------------------------------------


                                                                   (page 1 of 2)

DEFINITIONS: As used on page 1, "|X|" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Florida will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you or I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed and credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges that I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payments of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to receive money from you" means:

     (1)  any deposit account balance I have with you;

     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

     (3)  any repurchase agreement or other nondeposit obligation.

      "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

      If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

      You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before I make such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.

     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

     (4) You may refuse to make advances to me or allow purchases on credit by me.

     (5)  You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any reasonable fee you incur with such attorney plus court costs (except where prohibited by law). I agree that reasonable attorneys' fees shall be construed to mean 10% of the principal sum named in this note, or such larger fee that the court may determine to be reasonable and just. To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorneys' fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

     (1)  demand payment of amounts due (presentment);

     (2)  obtain official certification of nonpayment (protest); or

     (3)  give notice that amounts due have not been paid (notice of dishonor).

     I waive any defenses I have based on suretyship or impairment of collateral.

To the extent permitted by law, I also waive my right to a trial by jury in respect to any litigation arising from this note and any other agreement executed in conjunction with this credit transaction.


OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number or use together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any part to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extent this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given be delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

                                BORROWER'S                                                                         INTEREST
  DATE OF        PRINCIPAL       INITIALS         PRINCIPAL           PRINCIPAL      INTEREST       INTEREST         PAID
TRANSACTION       ADVANCE     (not required)      PAYMENTS             BALANCE         RATE         PAYMENTS       THROUGH:
-----------       -------     --------------      --------             -------         ----         --------       --------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__

---------------------------------------------------------------------------------------------------------------------------
__/__/__         $                                $                   $                     %       $              __/__/__
---------------------------------------------------------------------------------------------------------------------------


                                                                   (page 2 of 2)

----------------------------------------------------------------------------------------------
GROUP LONG DISTANCE, INC.                    GATEWAY AMERICAN BANK OF FLORIDA
1451 W. CYPRESS CK. RD, STE 200              1451 N.W. 62ND STREET, SUITE 212
FORT LAUDERDALE, FL  33309                   FT. LAUDERDALE, FL  33309

TAXPAYER I.D. NUMBER: 65-0213198                      SECURED PARTY'S NAME AND ADDRESS
      DEBTOR'S NAME, ADDRESS AND SSN OR TIN   ("You" means the Secured Party, its successors
      ("I" means each Debtor who signs.)                        and assigns.)
----------------------------------------------------------------------------------------------

I am entering into this security agreement with you on AUGUST 1, 1996.

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) |_| | |X| (name) GROUP LONG DISTANCE, INC. owe(s) to you now or in the future:

(Check one below):

     |_| Specific Debt(s). The debt(s), liability or obligations evidenced by (described): ________________________
          _____________________________________ and all extension, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

     |_| All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described
     Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or maybe located, and all proceeds and products from the property.

     |_| Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

     |X| Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

     |_|  Farm Products: All farm products including, but not limited to:

          (a) all poultry and livestock and their young, along with their products, produce and replacements;
          (b)  all crops, annual or perennial, and all products of the crops;
               and
          (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

     |_|  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
          Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
          (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
          (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
          The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

     |X| General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

     |_| Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters or entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the
          ASCS).

     |X|  The secured property includes, but is not limited by, the following:
          ALL OF THE DEBTOR'S EQUIPMENT, MACHINERY, FURNITURE AND GENERAL INTANGIBLES TOGETHER WITH ALL PARTS, ATTACHMENTS, EQUIPMENT, ACCESSORIES, AND ACCESSIONS WHENEVER ACQUIRED BY WAY OF REPLACEMENT, SUBSTITUTION, ADDITION, PURCHASE, OR OTHERWISE, AS WELL AS PROCEEDS AND WHATEVER IS RECEIVED WHEN COLLATERAL OR PROCEEDS IS SOLD, EXCHANGED OR OTHERWISE DISPOSED OF.


If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:


------------------------------------------------------------------
I am a(n)  |_|  individual  |_|  partnership  |X|  corporation
           |_|  ______________________________________________

|_|  If checked, file this agreement in the real estate records.

Record Owner (if not me):_______________________________________

________________________________________________________________

_______________________________________________________________.

The property will be used for |_| personal |X| business
     |_| agricultural |_|_________________ reasons.



GATEWAY AMERICAN BANK OF FLORIDA
       (Secured Party's Name)

By: ___________________________________________________
    DEVON G. BORN

Title: SENIOR VICE PRESIDENT

--------------------------------------------------
 I AGREE TO THE TERMS SET OUT ON BOTH PAGE 1 AND
 PAGE 2 OF THIS AGREEMENT. I have received a copy of this document on today's date.



 GROUP LONG DISTANCE, INC.
 (Debtor's Name)

 By: _____________________________________________
     GERALD M. DUNNE, JR.

 Title:  PRESIDENT

 By: _____________________________________________

 Title:___________________________________________


                                                                   (page 1 of 2)

GENERALLY - "You" means the Secured Party identified on page 1 of this agreement. "I", "me" and "my" means each person who signs this security agreement as Debtor and who agrees to give the property described in this agreement as security for the Secured Debts. All terms and duties under this agreement are joint and individual. No modification of this security agreement is effective unless made in writing and signed by you and me. This security agreement remains in effect, even if the note is paid and I owe no other debt to you, until discharged in writing. Timing is of the essence in this agreement.

APPLICABLE LAW - I agree that this security agreement will be governed by the law of the state in which you are located. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the property is located.

     To the extent permitted by law, the terms of this agreement may vary applicable law. If any provision of applicable law may not be varied by agreement, any provision of this agreement that does not comply with that law will not be effective. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the property, or to the extent this is a purchase money security interest I will acquire ownership of the property with the proceeds of the loan. I will defend it against any other claim. You claim to the property is ahead of the claims of any other creditor. I agree to do whatever you required to protect your security interest and to keep your claim in the property ahead of the claims of other creditors. I will not do anything to harm your position.

     I will keep books, records and accounts about the property and my business in general. I will prepare any report or accounting your request, which deals with the property.

     I will keep the property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the property and, if I am not, that I have provided you with list of prior owners of the property.

     I will keep the property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the property is to be used in another state, I will giver you a list of those states. I will not try to sell the property unless it is inventory or I receive your written permission to do so. If I sell the property I will have the payment made payable to the order of you and me.

     You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent (1) a beneficial interest in the debtor is sold or transferred or (2) there is a change in either the identity or number of members of a partnership or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

     I will pay all taxes and charges on the property as they become due. You have the right of reasonable access in order to inspect the property. I will immediately inform you of any loss or damage to the property.

LIMITATIONS - This agreement will not secure a debt described in the section entitled "Secured Debts" on page 1:

     1) if you fail to make any disclosure of the existence of this security interest required by law for such other debt;

     2) if this security interest is in my principal dwelling and you fail to provide (to all persons entitled) any notice of right of rescission required bylaw for such other debt;

     3) to the extent that this security interest is in "household goods" and the other debt to be secured is a "consumer" loan (as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices);

     4) if this security interest is in margin stock subject to the requirements of 12 C.F.R. Section 207 or 221 and you do not obtain a statement of purpose if required under these regulations with respect to that debt; or

     5) if this security interest is unenforceable by law with respect to that debt.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determine the extent of a purchase money security interest arising under this security agreement: (a) payments on any non-purchase money loan also secured by this agreement will not be deemed to apply to the purchase money loan, and (b) payments on the purchase money loan will be deemed to apply first to the non-purchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds in which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancings of such loan.

AUTHORITY OF SECURED PARTY TO MAKE ADVANCES AND PERFORM FOR DEBTOR - I agree to pay you on demand any sums you advanced on my behalf including, but not limited to, expenses incurred in collecting, insuring, conserving, or protecting the property or in any inventories, audits, inspections or other examinations by you in respect to the property. If I fail to pay such sums, you may do so for me, adding the amount paid to the other amounts secured by this agreement. All such sums will be due on demand and will bear interest at the highest rate provided in any agreement, note or other instrument evidencing the Securing Debt(s) and permitted by law at the time of the advance.

     If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. I understand that this authorization includes, but is not limited to, permission to: (1) prepare, file, and sing my name to any necessary reports or accountings; (2) notify any account debtor or your interest in this property and tell the account debtor to make the payments to you or someone else you name, rather than me; (3) place on any chattel paper a note indicating your interest in the property; (4) in my name, demand, collect, receive and give a receipt for, compromise, settle, and handle any suites or other proceedings involving the collateral; (5) take any action you feel is necessary in order to realize on the collateral, including performing any part of a contract or endorsing it in my name; and (6) make an entry on my books and records showing the existence of the security agreement. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

INSURANCE - I agree to buy insurance on the property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds maybe used to repair or replace the property. I will buy insurance from a firm licensed to the business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIVES - If this agreements includes accounts. I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any gods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.

     If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the property, or at a minimum price established between you and me.

     If this agreement covers farms products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Federal Food Security Act of 1985.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have or assume an additional name without first notifying you before making such a change; (9) failure to plain, cultivate and harvest crops in due season; (10) if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am default on this agreement, you have the following remedies:

     1) You may demand immediate payment of all I owe you under any obligation secured by this agreement.

     2) You may set off any obligation I have to you against any right I have to the payment of money from you.

     3) You may demand more security or new parties obligated to pay any debt I owe you as a condition of giving up any other remedy.

     4)   You may make use of any remedy you have under state or federal law.

     5) If I default by failing to pay taxes or other charges, you may pay them (but you are not required to do so). If you do, I will repay to you the amount you paid plus interest at the highest contract rate.

     6) You may require me to gather the property and make it available to you in a reasonable fashion.

     7) You may repossess the property and sell it as provided by law. You may repossess the property so long as the repossession does not involve a breach of the peace or an illegal entry onto my property. You may sell the property as provided by law. You may apply what you receive from the sale of the property to: your expenses; your reasonable attorneys' fees and legal expenses (where not prohibited by law); any debt I owe you. If what you receive from the sale of the property does not satisfy the debts, you may take me to court to recover the difference (where permitted by law). I agree that 10 days written notice sent to my address listed on page 1 by first class mail will be reasonable notice to me under the Uniform Commercial Code. If any items not otherwise subject to this agreement are contained in the property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.

     8) In some cases, you may keep the property to satisfy the debt. You may enter upon and take possession of all or any part of my property, so long as you do not breach the peace or illegally enter onto the property, including lands, plants, buildings, machinery, and equipment as may be necessary to permit you to manufacture, production, processing, storing or sales of any of the time property and to use and operate the property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

     By choosing any one or more of these remedies, you do not waive your right to later use any other remedy. You do not waive a default if you choose not to use any remedy, and, by electing not to use any remedy, you do not waive your right to later consider the event a default and to immediately use any remedies if it continues or occurs again.


FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the property secured by this agreement.

CO-MAKERS - If more than one of us has signed this agreement, we are all obligated equally under the agreement. You may sue any one of use or any of us together if this agreement is violated. You do not have to tell me if any term of the agreement has not been carried out. You may release any of the security and I will still be obligated under this agreement. Waiver by you of any of your rights will not affect my duties under this agreement. Extending this agreement or new obligations under this agreement, will not affect my duty under the agreement.


                                                                   (page 2 of 2)

--------------------------------------------------------------------------------------------------------------
GROUP LONG DISTANCE, INC.            GATEWAY AMERICAN BANK OF FLORIDA
1451 W. CYPRESS CK. RD, STE 200      1451 N.W. 62ND STREET, SUITE 212
FORT LAUDERDALE, FL 33309            FT. LAUDERDALE, FL  33309                  Line of Credit No.  0111109464
                                                                                Date: AUGUST 1, 1996
BORROWER'S NAME AND ADDRESS                LENDER'S NAME AND ADDRESS            Max. Credit Amt.  $50,000.00
"I" includes each borrower above,    "You" means the lender, its successors     Loan Ref. No.  0111109464
     jointly and severally.                      and assigns.
--------------------------------------------------------------------------------------------------------------

You have extended to me a line of credit in the AMOUNT OF FIFTY THOUSAND AND N/100 $ 50,000.00.

You will make loans to me from time to time until 2:00 P.M. on AUGUST 1, 1997. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

      This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT: This line of credit is:

     |X| OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

          a.   I have borrowed the maximum amount available to me;

          b.   This line of credit has expired;


          c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;

          d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;

          e. I/WE FAIL TO PROVIDE FINANCIAL STATEMENTS AND/OR OTHER DOCUMENTATION AS REQUESTED.

     |_| DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed_______________________ $_______________.

Subject to the obligatory or discretionary limitations above, this line of credit is:

     |X| OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

     |_|  CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on AUGUST 1, 1996, or any note(s) I sing at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: AS PER REQUEST FOR DRAW/OVERDRAFT.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

     |X|  security agreement dated AUGUST 1, 1996 |_|__________________________

     |_|  mortgage dated                          |_|__________________________

     |X|  guaranty dated AUGUST 1, 1996           |_|__________________________

4.   REMEDIES: If I am in default on the note(s) you may:

     a.   take any action as provided in the related documents;

     b.   without notice to me, terminate this line of credit.

          By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

     a. maintain books and records or my operations relating to the needs for this line of credit;

     b. permit you or any of your representatives to inspect and/or copy these records;

     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

     d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

     e.   ______________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________


7. NOTICES. All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effect when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                     SIGNATURES:  I AGREE TO THE TERMS OF THIS
                                   LINE OF CREDIT. I HAVE RECEIVED A COPY ON
                                   TODAY'S DATE.


DEVON G. BORN                      GROUP LONG DISTANCE, INC.
--------------------------------   ---------------------------------------------

TITLE: SENIOR VICE PRESIDENT       BY: /s/ Gerald M. Dunne Jr
       -------------------------       -----------------------------------------
                                       GERALD M. DUNNE, JR., PRESIDENT
                                       -----------------------------------------


                                                                   (page 1 of 1)

                                    GUARANTY

                                           FT. LAUDERDALE,               FL

                                           -------------------------------------
                                               (City)                 (State)

AUGUST 1, 1996

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GATEWAY AMERICAN BANK OF FLORIDA, 1451 N.W. 62ND STREET, SUITE 212 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of GROUP LONG DISTANCE, INC. (herein called "Borrower") or to engage in any other transaction with borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this |_| is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:______________________________________and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

     B. If this |_| is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or maybe director indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtness"). Without limitation, this guaranty includes the following described debt(s): LOAN #0111109464 AND ANY EXTENSIONS, RENEWALS OR REPLACEMENTS THEREOF.

     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force to be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness maybe created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only of accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     This guaranty is |X| unsecured; |_| secured by a mortgage or security agreement dated__________; |_| secured by______________________________________.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


                                       /s/ Gerald M. Dunne

                                       ---------------------------------
                                       GERALD M. DUNNE, JR.

                                       ---------------------------------

                                       ---------------------------------
                                       "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.


                                                                   (page 1 of 2)

                              ADDITIONAL PROVISIONS

     6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of indebtedness (whether or not for longer than the original period) or any modification of the interest rates; maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness, (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under 1111
(b)(2) of the United States Bankruptcy Code.

     7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharges pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

     8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations has not been discharged.

     9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or rights arises in equity, or under contract, statute or common law.

     11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

     12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all of the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the

State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.

                                                                   (page 2 of 2)

                        GATEWAY AMERICAN BANK OF FLORIDA

BORROWER:  Group Long Distance, Inc.                LOAN #  0111109464
           -------------------------                        -------------------

                        AUTHORIZATION OF FEES PAID, LOAN
                             PROCEEDS DISBURSEMENT &
                           AUTOMATIC DEBIT OF PAYMENTS

LOAN FEE                                    $ 250.00
                                            --------
CREDIT INFORMATION
                                            --------
DOCUMENTARY STAMPS
                                            --------
UCC FILING FEE (STATE)
                                            --------
UCC FILING FEE (COUNTY)
                                            --------
TITLE FEE FOR LIEN ON VEHICLE
                                            --------
INTANGIBLE TAX                              $ 100.00
                                            --------

------------------------------              --------

TOTAL DUE:                                  $ 350.00
                                            --------

FEES PAID BY:  Debit Account 0111109415


LOAN PROCEEDS DISBURSED:

         CHECK NO./PAYABLE TO: ______________________________________

         CREDIT ACCT. NUMBER:  ______________________________________

DEBIT PAYMENTS AUTOMATICALLY FROM ACCOUNT #__________________________

NAME:_____________________________


/s/ Gerald M. Dunne, Jr.                   9-18-96
----------------------------------     ------------------------------
NAME                                   DATE


----------------------------------
NAME

REVISED 09/13/94-ER